SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive RIDC Industrial Park O’Hara Township Pittsburgh, Pennsylvania	15238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 967-3000

Item 7.	Exhibits.

Exhibit Number	Description

99.1	Mine Safety Appliances Company Press Release dated November 4, 2003, announcing special distribution to shareholders.

99.2	Mine Safety Appliances Company Press Release dated November 3, 2003, announcing financial results for the quarter ended September 30, 2003.

Item 5.    Other Events and Regulation FD Disclosure.

On November 4, 2003, the Company issued a press release announcing a special distribution to shareholders of the net proceeds of the sale of the Company’s Callery Chemical division. A copy of the press release is filed herewith as Exhibit 99.1 to this report.

Item 12.	Results of Operations and Financial Condition.

On November 3, 2003, the Company issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY (Registrant)

By:	/s/ Dennis L. Zeitler

Dennis L. Zeitler Vice President – Finance

Date: November 5, 2003

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Mine Safety Appliances Company Press Release dated November 4, 2003, announcing special distribution to shareholders.

99.2	Mine Safety Appliances Company Press Release dated November 3, 2003, announcing financial results for the quarter ended September 30, 2003.

3